A Class C Class H Class Institutional Y Class

72. DD) Total income distributions
(1) Managed Futures Strategy Fund	     n/a     n/a     n/a      n/a    n/a
(3) Multi-Hedge Strategies Fund		     n/a     n/a     n/a      n/a    n/a
(4) Commodities Strategy Fund		     n/a     n/a     n/a      n/a    n/a
(2) Managed Commodities Strategy Fund	     n/a     n/a     n/a      n/a    n/a
72. EE) Total capital gains distributions
(1) Managed Futures Strategy Fund	     n/a     n/a     n/a      n/a    n/a
(3) Multi-Hedge Strategies Fund	 	     n/a     n/a     n/a      n/a    n/a
(4) Commodities Strategy Fund		     n/a     n/a     n/a      n/a    n/a
(2) Managed Commodities Strategy Fund	     n/a     n/a     n/a      n/a    n/a
73. A)  Total income distribution pershare
(1) Managed Futures Strategy Fund	     n/a     n/a     n/a      n/a    n/a
(3) Multi-Hedge Strategies Fund		     n/a     n/a     n/a      n/a    n/a
(4) Commodities Strategy Fund		     n/a     n/a     n/a      n/a    n/a
(2) Managed Commodities Strategy Fund	     n/a     n/a     n/a      n/a    n/a
73. B) Total capital gains distribution pershare
(1) Managed Futures Strategy Fund	     n/a     n/a     n/a      n/a    n/a
(3) Multi-Hedge Strategies Fund		     n/a     n/a     n/a      n/a    n/a
(4) Commodities Strategy Fund		     n/a     n/a     n/a      n/a    n/a
(2) Managed Commodities Strategy Fund	     n/a     n/a     n/a      n/a    n/a
74.U) Shares outstanding
(1) Managed Futures Strategy Fund	   4,478   1,873   12,972   1,435    570
(3) Multi-Hedge Strategies Fund		     799     767    2,382     791    n/a
(4) Commodities Strategy Fund		     142     149      796     n/a    n/a
(2) Managed Commodities Strategy Fund	     967     431    1,601      67      1
74. V) Net asset value pershare
(1) Managed Futures Strategy Fund	  $21.39   $20.39  $21.39  $21.57 $21.60
(3) Multi-Hedge Strategies Fund	          $23.13   $21.79  $23.14  $23.33    n/a
(4) Commodities Strategy Fund	          $14.42   $13.50  $14.43     n/a    n/a
(2) Managed Commodities Strategy Fund	  $14.22   $13.78  $14.22  $14.33 $14.36